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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" in the Registration Statement (Form S-1, No. 333-00000) and related Prospectus of Lamar Capital Corporation for the registration of 1,568,181 shares of its common stock.


                                /s/ McArthur, Thames, Slay and Dews, PLLC

Hattiesburg, Mississippi
August 12, 1998